Exhibit 99.2

Form of Scilex Holding Company Opt-In Agreement

The undersigned (“me” or “I”) understands that Scilex Holding Company, a Delaware corporation (the “Company”), declared a dividend (the “Dividend”) of Dream Bowl Meme Coin I tokens (such tokens, the “Dream Bowl Tokens”) to the holders of the following Company securities, in each case as of the close of business on April 30, 2026 (such date, subject to the right of the Company’s board of directors (the “Board”) to change to a later date, the “Record Date”): (i) the Company’s common stock, par value $0.0001 per share (such stock, the “Common Stock” and such record holders, the “Record Common Holders”), (ii) certain warrants to purchase Common Stock that have not been exercised and settled prior to the Record Date (and which have the right to participate in the Dividend pursuant to the terms of their respective warrants, other than, for the avoidance of doubt, any of our publicly traded warrants to purchase Common Stock with an exercise price of $11.50 per share (or $402.50 on a post-reverse stock split basis)) (such record holders, the “Record Warrant Holders”), (iii) certain Tranche B senior secured convertible notes of the Company that have not been converted and settled prior to the Record Date (and which have the right to participate in the Dividend pursuant to the terms of their respective notes) (such record holders, the “Record Note Holders”), and (iv) the Company’s Series A Preferred Stock, par value $0.0001 per share (such stock, the “Series A Preferred Stock” and such record holder, the “Record Preferred Holder” and together with the Record Common Holders, the Record Warrant Holders and the Record Note Holders, the “Record Holders”). The preceding Company securities held by the Record Holders as of the Record Date are collectively referred to herein as the “Securities”.

The Dividend will be (i) made on the basis of five (5) Dream Bowl Tokens for each one (1) share of Common Stock held (or underlying the applicable Securities held) by such Record Holders on the Record Date and (ii) paid beginning on May 26, 2026 (or such other date as determined by the Board, the “Payment Date”), subject to the satisfaction of the Payment Conditions (as defined below) by the applicable Record Holder.

The fair market value per Dream Bowl Token is $0.00000145 as of May 8, 2026 (the “Valuation Date”), based on an independent valuation conducted by a third-party valuation firm at the request of the Company in connection with the Dividend, and such value assumes that the Dream Bowl Tokens are illiquid through June 10, 2026.

By signing below, I hereby acknowledge and agree that:

(1)
Payment of the Dividend is subject to the right of the Board to revoke the Dividend before the Payment Date, and if the Board exercises such right, then I will not receive the Dividend.
(2)
Payment of the Dividend is conditioned on my (a) having (or setting up) a digital wallet with Datavault AI Inc. (“Datavault”) into which Dream Bowl Tokens can be delivered on or after the Payment Date; and (b) electing to receive the Dividend by completing, duly executing, and submitting this Opt-In Agreement (this “Agreement”) to Alliance Advisors, the Company’s information agent (the “Information Agent”), in which, among other things, I will be required to provide a valid and accurate Datavault digital wallet address for the Company to transfer the Dream Bowl Tokens (collectively, the “Payment Conditions”).
(3)
If I do not hold my shares of Common Stock in my name, but rather in an account at a brokerage firm, bank, dealer or other similar organization (any such entity, the “Nominee”), then I further acknowledge and agree that (a) I am a beneficial owner of shares held in “street name” and the Nominee holding my account is considered the stockholder of record, or the Record Common Holder, for purposes of the Dividend, and (b) if the Company is unable to verify the number of shares of Common Stock held by me as set forth below because my shares are held in “street name” through Cede & Co. or other intermediary, (i) the Company may require that I provide additional documentation to verify such number of shares, including that I may be required to deliver to the Information Agent a copy of my brokerage statement as of the Record Date or other certification regarding my holdings of Common Stock as of the Record Date and any failure to provide such additional documentation to verify the number of shares of Common Stock held by me with such Nominee as set forth below will result in me not receiving my portion of the Dividend until such time as the number of shares that I hold with such Nominee can be verified by the

Information Agent, (ii) I authorize the Company and the Information Agent to contact my Nominee (whose contact details I have provided below) for purposes of verifying my holdings of such stock, and such Nominee is hereby authorized to provide such information to the Company and the Information Agent, (iii) I will, to the fullest extent permitted by law, indemnify and hold the Company and its directors, officers, stockholders, members, partners, employees and agents (each, an “Indemnified Person”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and reasonable expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Indemnified Person may suffer or incur as a result of or directly relating to (A) any breach of any of the representations, warranties, covenants or agreements made by me in this Agreement or (B) otherwise in connection with the information I have provided herein, including the number of shares of Common Stock set forth below, and (iv) verification of the number of shares of Common Stock that I hold shall be in the sole discretion of the Information Agent.
(4)
The Dividend is an in-kind distribution that may be a dividend (to the extent of the Company’s current and accumulated earnings and profits (“E&P”)). Any amount in excess of E&P would reduce a Record Common Holder’s or Record Preferred Holder’s tax basis in its Common Stock or Series A Preferred Stock, and any amount in excess of that basis should constitute gain. The Company may elect to treat the entire amount as a dividend or may elect to report it in another manner as it decides is appropriate in consultation with the Company’s tax preparers. I agree (and will be required absent disclosure to the Internal Revenue Service (“IRS”) and other tax authorities) to report such amounts in the same manner as the Company.
(5)
The tax treatment of the Dividend with respect to the Record Warrant Holders and the Record Note Holders of the Dream Bowl Token is unclear. Such distribution could be treated as a dividend, or additional interest (in the case of the Record Note Holders), or may be subject to another treatment. The Company will report such amounts in such manner as it decides is appropriate in consultation with its tax preparers. I agree (and will be required absent disclosure to the IRS and other tax authorities) to report such amounts in the same manner as the Company.

(6)
I will comply with my tax reporting obligations with respect to the Dream Bowl Tokens in accordance with the terms of this Agreement.

(7)
I have read the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2026 and understand the process to obtain the Dividend.
(8)
Any fees charged by my Nominee in connection with the Dividend will be my sole responsibility.
(9)
Failure to provide a valid Datavault digital wallet address or providing an inaccurate Datavault digital wallet address to the Company will result in me losing my rights to the Dividend.
(10)
Following the Company’s initial deposit of my Dream Bowl Tokens into my Datavault digital wallet, any fees charged to transfer any Dream Bowl Tokens will be my responsibility, including any transaction fees for trading my Dream Bowl Tokens after such coins have been deposited in my digital wallet.
(11)
The value of the Dream Bowl Tokens may change between the Valuation Date and the Payment Date and may also change after the Payment Date; I accept the risk of such changes, and the Company will not be responsible for any decrease in the value of the Dream Bowl Tokens at any time, including if such Dream Bowl Tokens are worthless.

(12)
The Dream Bowl Token is a digital collectible intended solely for personal, non-commercial use. The Dream Bowl Token does not in and of itself: (a) represent or confer any equity, voting, dividend, profit-sharing, or ownership rights in the Company or any other entity; (b) provide any right to receive monetary payments, distributions, or appreciation; or (c) create any expectation of profit or reliance on the managerial or entrepreneurial efforts of the Company or others. The Dream Bowl Token is not designed or intended to function as an investment, currency, or financial product, and it is not being offered, sold, or distributed for fundraising or capital-raising purposes. Use of the Dream Bowl Token is limited to entertainment, event-access, and digital-collectible functions. Any transferability features are provided solely to support personal digital item portability and not to facilitate or imply investment or speculative use.

This Agreement documents my irrevocable election (“Election”) to satisfy the Payment Conditions, comply with the terms and conditions as set forth in this Agreement, including with respect to my tax reporting obligations, and receive payment of the Dividend. I acknowledge and agree that by submitting my signature on this Agreement in a “.pdf” format data file or other digital format, such signature shall create a valid and binding obligation on me (or, if signing for an entity, the entity on whose behalf such signature is executed) with the same force and effect as if such “.pdf” or other digital signature page were an original thereof.

I hereby represent that:

1.
The information below is accurate and complete.
2.
I have read this Agreement in its entirety and understand the risks (which, in part, are described below under “Risk Factors”) and terms and conditions of this Agreement.
3.
(A) If an entity, I am duly organized, validly existing, and in good standing under the laws of the jurisdiction of my organization, (B) I have all requisite power and authority or legal capacity to enter into this Agreement and perform my obligations hereunder, and (C) my execution and delivery of this Agreement have been duly authorized by all necessary action, as applicable.
4.
I have been advised, and have had the opportunity, to consult with my own legal and tax advisors to be able to evaluate my election to receive the Dividend and execute this Agreement, and I have evaluated the legal, tax and other consequences of the Dividend and my execution of this Agreement.

Name or entity name your shares are registered under: If entity, name and title of authorized signer:
Address: (address on file with the Nominee(s), the Transfer Agent (as defined below) or the Company)
Phone Number:
Email:

Number of shares of Common Stock:[1]
Please provide the applicable information:
My shares are already on the books and records of the Transfer Agent	_____ Yes _____ No
My shares are held in an account at one or more brokerage firms, banks, dealers or other similar organizations and each such Nominee’s contact information is as follows:

Name of Nominee:___________________

Phone No.: _________________________

Email: ____________________________

If more than one Nominee:

Name of Nominee:___________________

Phone No.: _________________________

Email: ____________________________

1 Stockholder of Record: Shares Registered in Your Name. If at the close of business on the Record Date, your shares of Common Stock were registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), then you are the stockholder of record for such shares and a Record Common Holder and you will be eligible to receive the Dividend, subject to the terms of this Agreement, including the satisfaction of the Payment Conditions. If there is any conflict between the amount of shares of Common Stock stated herein and the records of the Transfer Agent, then the Transfer Agent’s records shall prevail in accordance with the terms and conditions of this Agreement.

Beneficial Owner: Shares Registered in the Name of a Nominee. If at the close of business on the Record Date, your shares of Common Stock were held, not in your name, but rather at a brokerage firm, bank, dealer or other similar organization (i.e., with a Nominee), then you are a beneficial owner of shares held in “street name”, and such Nominee is considered the stockholder of record, or the Record Common Holder, and such Nominee should have distributed to you a letter from the Company informing you that you will be eligible to receive the Dividend, subject to the terms of this Agreement, including the satisfaction of the Payment Conditions and delivery of any additional information necessary to confirm your holdings of Common Stock as described elsewhere in this Agreement. As noted elsewhere in this Agreement, if the Company is unable to verify the number of shares of Common Stock that you hold with such Nominee as set forth in the column to the right, no Dream Bowl Tokens will be distributed to you until such time as your share information can be verified by the Information Agent.

Name of Nominee:___________________ Phone No.: _________________________ Email: ____________________________
Number of shares of Series A Preferred Stock:
Number of shares of Common Stock issuable upon exercise of Record Warrants:[2]
Number of shares of Common Stock issuable upon exercise of Record Notes:[2]
Datavault Wallet Address: Confirm Datavault Wallet Address:
(Dream Bowl Token transactions are irreversible; it is advised that you cut and paste your digital wallet address into this field)

***

RISK FACTORS

Prior to making any decision regarding your execution of this Agreement and acceptance of Dream Bowl Tokens, you should carefully consider the following Risk Factors. If any of the events discussed in the Risk Factors occur, the value of the Dream Bowl Tokens you receive could be adversely affected.

The value of the Dream Bowl Tokens may increase or decrease between the Record Date and the Payment Date and/or at any time following the Payment Date. The value of such tokens may also be highly volatile.

The Dividend will be in the form of a digital asset, the Dream Bowl Token. If the value of the Dream Bowl Tokens decreases between the Record Date and the Payment Date, participating holders may receive less value than initially expected by those who elected to receive the Dividend. Additionally, the value of the Dream Bowl Token may decrease after the Payment Date. Once you have made the Election, it is irrevocable. The Company will not be responsible for any decrease in the value of the Dream Bowl Tokens.

2 If you are a Record Warrant Holder and/or Record Note Holder, all shares of Common Stock subject to the applicable Securities held in your record name (on the books and records of the Company) on the Record Date will be eligible to receive the Dividend, subject to the terms of this Agreement, including the satisfaction of the Payment Conditions. If there is any conflict between the amount of shares of Common Stock subject to your Securities as stated herein and the records of the Company, then the Company’s records shall prevail.

In addition, digital assets, such as the Dream Bowl Token, generally are highly volatile assets and do not pay interest or other returns, and so the ability to generate a return on the Dream Bowl Tokens will depend on whether there is appreciation in the value of digital assets.

The irreversibility of digital asset transactions exposes you to risks of theft, loss and human error, which could negatively impact your rights to the Dividend.

Once a transaction has been verified and recorded in a block that is added to the blockchain, an incorrect transfer of digital assets or a theft of digital assets generally will not be reversible, and you may not be capable of seeking compensation for any such transfer or theft. If you provide the Company with the wrong wallet address (which is a valid address), the owner of such wallet address will receive the benefit of your Dream Bowl Token Dividend, and you will receive nothing. The Company will be unable to revert or otherwise recover the impacted digital assets and will not be responsible for any loss. If you provide the Company with an invalid wallet address and the transfer is rejected by the Datavault network, the Company may, at its option, refuse or reasonably delay payment of the Dividend. You are encouraged to confirm your wallet address prior to submitting your Election.

Dream Bowl Tokens and other digital assets are novel assets and are subject to significant legal, commercial, regulatory and technical uncertainty.

The Dream Bowl Tokens and other digital assets are relatively novel and are subject to significant legal, commercial, regulatory and technical uncertainty, which could adversely impact their price. The application of state and federal securities laws and other laws and regulations to digital assets is unclear in certain respects, and it is possible that regulators in the United States or foreign countries may interpret or apply existing laws and regulations in a manner that adversely affects the price of the Dream Bowl Token. Regulators in the United States or foreign countries may also enact new laws and regulations, or pursue regulatory, legislative, enforcement or judicial actions, that could materially impact the price of the Dream Bowl Tokens or the ability of individuals or institutions to own or transfer Dream Bowl Tokens.

The growth of the digital assets industry in general, and the use and acceptance of the Dream Bowl Token in particular, may also impact the price of the Dream Bowl Tokens and is subject to a high degree of uncertainty. The pace of worldwide growth in the adoption and use of the Dream Bowl Token may depend on, for instance, public familiarity with digital assets, ease of buying, accessing or gaining exposure to the Dream Bowl Token, institutional demand for the Dream Bowl Token as an investment asset, the participation of traditional financial institutions in the digital assets industry, consumer demand for the Dream Bowl Token as a means of payment, and the availability and popularity of alternatives to the Dream Bowl Token. Even if growth in Dream Bowl Token adoption occurs in the near or medium term, there is no assurance that Dream Bowl Token usage will continue to grow over the long term.

Because the Dream Bowl Token has no physical existence beyond the record of transactions on the Dream Bowl Token blockchain, a variety of technical factors related to the Dream Bowl Token blockchain could also impact the price of Dream Bowl Tokens. The liquidity of the Dream Bowl Tokens may also be reduced, and damage to the public perception of the Dream Bowl Token may occur, if financial institutions were to deny or limit banking services to businesses that hold the Dream Bowl Tokens, provide Dream Bowl Token-related services or accept the Dream Bowl Token as payment, which could also decrease the price of the Dream Bowl Tokens.

The liquidity of the Dream Bowl Token may also be impacted to the extent that changes in applicable laws and regulatory requirements negatively impact the ability of exchanges and trading venues to provide services for the Dream Bowl Token.

The lack of legal recourse and insurance for digital assets increases the risk of total loss in the event of theft or destruction.

Digital assets, including the Dream Bowl Tokens, will generally not be insured against theft, loss or destruction. If an event occurs in which you lose your Dream Bowl Tokens, whether due to cyberattacks, fraud or other malicious activities, you may not have any viable legal recourse or ability to recover the lost assets. Unlike funds held in insured banking institutions, digital assets are not protected by the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation. If your digital assets, including Dream Bowl Tokens, are lost under circumstances that render another party liable, there is no guarantee that the responsible party will have the financial resources to compensate you. As a result, you could face financial losses.

Cryptocurrency holdings are less liquid than cash and cash equivalents and may not be able to serve as a source of liquidity for you to the same extent as cash and cash equivalents.

Historically, the crypto markets have been characterized by significant volatility in price, limited liquidity and trading volumes compared to sovereign currencies markets, relative anonymity, a developing regulatory landscape, potential susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges, and various other risks inherent in its entirely electronic, virtual form and decentralized network. During times of market instability, you may not be able to sell your cryptocurrency at favorable prices or at all.

Further, cryptocurrency, such as the Dream Bowl Token, does not enjoy the same protections as are available to cash or securities deposited with or transacted by institutions subject to regulation by the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation. You could be unable to sell Dream Bowl Tokens or have to sell Dream Bowl Tokens at a significant loss.

Dream Bowl Tokens do not pay interest or dividends.

Dream Bowl Tokens do not pay interest or other returns, and you may only be able to generate cash from Dream Bowl Tokens if you sell your Dream Bowl Tokens or implement strategies to create income streams or otherwise generate cash by using your Dream Bowl Token holdings. Even if you pursue any such strategies, you may be unable to create income streams or otherwise generate cash from Dream Bowl Tokens, and any such strategies may subject you to additional risks.

If we or our third-party service providers experience a security breach or cyberattack and unauthorized parties obtain access to your Dream Bowl Tokens, or if your private keys are lost or destroyed or other similar circumstances or events occur, you may lose some or all of your Dream Bowl Tokens.

Security breaches and cyberattacks are of particular concern with respect to cryptocurrency, including Dream Bowl Tokens. Blockchain-based cryptocurrencies and the entities that provide services to participants in the cryptocurrency ecosystem have been, and may in the future be, subject to security breaches, cyberattacks, or other malicious activities. A successful security breach or cyberattack could result in a partial or total loss of your cryptocurrency in a manner that may not be covered by insurance or the liability provisions of the custody agreements with the custodians who hold your cryptocurrency.

I understand that there may be legal and tax consequences from the Election, execution of the Opt-In Agreement and receipt of the Dividend. The Company encourages all Record Holders to seek legal and tax advice from qualified legal counsel and a tax professional before deciding to make the Election, execute this Agreement and receive the Dividend.

We encourage any Record Holder that has questions concerning the Election process to contact Alliance Advisors, our Information Agent, at 1-866-206-7441 (or 1-315-658-0069 for international holders) or SCLX@allianceadvisors.com. This Agreement may be executed and submitted to the Information Agent only via www.SCLXdreambowl1coin.com. Any Agreement that is mailed, faxed, or emailed to any representative of the Company or to the Information Agent will not be accepted.

I hereby make my irrevocable Election to accept the Dividend, subject to the foregoing terms and conditions.

Dated: ____________________________________
IF AN ENTITY:	IF AN INDIVIDUAL:
Signature:	Signature:

Name:	Name:
Title:
Entity:

[signature page to Opt-In Agreement]